UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 28, 2018

NEXTDECADE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36842	46-5723951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Waterway Square Place, Suite 400, The Woodlands, Texas 77380

(Address of Principal Executive Offices) (Zip Code)

(713)  574-1880

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 28, 2018, René van Vliet notified NextDecade Corporation (the “Company”) of his decision to retire from the role of Chief Operating Officer of the Company and from the Board of Directors of the Company effective as of October 1, 2018.   The Company has initiated a global search for a  new Chief Operating Officer and intends to conclude its search prior to the end of the year.

On September 4, 2018, the Company issued a press release announcing Mr. van Vliet’s retirement.  A copy of such press release is attached hereto as Exhibit 99.1 and is posted on the Company’s website, http://www.next-decade.com, under the heading “Investors – NEXT Press Releases.”

Item 7.01. Regulation FD Disclosure.

The information in this Item 7.01 of this Current Report is being furnished pursuant to Item 7.01 of Form 8-K and, according to general instruction B.2. thereunder, the information in this Item 7.01 of this Current Report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01 of this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended, or the Exchange Act.

On September 4, 2018,  the Company issued press releases titled, “NextDecade Provides EPC Status Update” and “NextDecade Receives FERC Scheduling Notice for Rio Grande LNG.”    Copies of such press releases are attached hereto as Exhibit 99.2 and Exhibit 99.3, respectively, and are posted on the Company’s website, http://www.next-decade.com, under the heading “Investors – NEXT Press Releases.”

In addition, on September 4, 2018, the Company posted an updated investor presentation on its website, http://www.next-decade.com, under the heading “Investors – Homepage.”

Item 9.01.            Financial Statements and Exhibits.

(d)  Exhibits.

99.1	Press Release, dated September 4, 2018.
99.2	Press Release, dated September 4, 2018.
99.3	Press Release, dated September 4, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 4, 2018

NEXTDECADE CORPORATION

By:	/s/ Krysta De Lima
Name: Krysta De Lima
Title: General Counsel